UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549



                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


          Date of Report:  April 20, 2000
          Date of Earliest Event Reported:  April 19, 2000


                         Boise Cascade Corporation
       ____________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-5057          82-0100960
______________________________________________________________________
(State or Other Jurisdiction of    (Commission     (I.R.S. Employer
Incorporation or Organization)     File Number)    Identification No.)


   1111 W. Jefferson St., Boise, Idaho                    83728
______________________________________________________________________
(Address of Principal Executive Offices)                (ZIP Code)


Registrant's Telephone Number, Including Area Code:  208/384-6161

Item 5.   Other Events.

     Boise Cascade issued a news release on April 19, 2000, announcing the completion of its tender offer to purchase Boise Cascade Office Products Corporation's outstanding minority shares. A copy of the news release is filed as Exhibit 99.

     On April 20, 2000, Boise Cascade Office Products Corporation consummated a merger with Boise Acquisition Corporation, with Boise Cascade Office Products Corporation as the surviving corporation. Boise Cascade Office Products Corporation is now a wholly owned subsidiary of Boise Cascade Corporation.



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99   News release issued by the company on
                       April 19, 2000.




                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BOISE CASCADE CORPORATION


                              /s/ Karen E. Gowland
                              Karen E. Gowland
                              Vice President and Corporate Secretary


Date:   April 20, 2000

                               Exhibit Index


Exhibit No.                   Description                      Page

    99              News Release Issued by the Company
	                    on April 19, 2000